Essential Innovations Technology Signs Letter of Intent for Company Acquisition

BELLINGHAM, Wash., Feb. 7, 2006 (PRIMEZONE) -- Essential Innovations Technology Corp. (OTCBB: ESIV) (Frankfurt: E6S), provider of cutting-edge geoexchange solutions for residential, commercial and industrial applications as both a geoexchange energy service company and as a manufacturer of proprietary geothermal heat pump technology, announced today that the Company has recently signed a Non-Binding Letter of Intent to acquire 100% ownership in Geotech Drilling Services Ltd.

Geotech Drilling provides specific project expertise in the drilling and installation of loop-fields for geothermal heating and cooling applications. Geotech also has several machines for Geotechnical purposes, specializing in environmental drilling investigations relating to natural groundwater resources. Geotech utilizes the most technologically advanced drilling techniques in order to increase efficiency and accuracy in both the environmental and Geotechnical markets. Geotech Drilling Services Ltd. prides itself on being on the leading edge of innovative and high-tech solutions with an environmental drilling fleet diversified to deliver superior service while imposing the least amount of impact to the sensitive nature of the environment.

"The potential acquisition of Geotech Drilling Services has the capability to significantly increase our revenue expectations, while substantially reducing our overall project cost output. The vertical drilling component associated with the Geoexchange loop-field, is the most timely and cost intensive element of each installation. To have this function in house will give the company a substantial competitive advantage in terms of project costing and scheduling. Geotech already has a vital business operation, and the Company is excited about the opportunity that now exists for us and our shareholders to make Geotech a part of our team going forward," stated Jason McDiarmid, President/CEO of ESIV.

Geoexchange technology harnesses the earth's clean, renewable thermal energy stored just below the surface or in large bodies of water for purposes of heating, cooling, domestic hot water and/or dehumidification. A Geoexchange system is used to "exchange" the earth's natural heating and cooling properties between a building and the ground. This non-combustion transfer of energy is the source of performance and environmental superiority, as Geoexchange systems need only a small amount of electrical energy to then capture, move and concentrate a large amount of free energy provided by the earth.

Essential Innovations Technology currently has operations in the USA, Canada and Hong Kong; exclusive distributors in Canada and Mexico; exclusive sales agents or sales agents in Mexico, Hungary, China and Alaska; and the Company is now actively seeking further distributors, dealers and project opportunities throughout the North American, Asian and European marketplaces for its proprietary geoexchange systems and solutions.

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Forward-Looking Statements
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This news release contains "forward-looking statements," as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release, which are not purely historical, are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Investors are cautioned that such forward-looking statements involve risks and uncertainties. These statements include, but are not limited to, statements that do not describe historical facts and statements that include the word
"believes," "anticipates," "expects," "plans," "intends," "designs," "projects" or similar language, as well as statements regarding consumer or marketplace acceptance of the Company's new or existing products; comments concerning marketing and consumer acceptance of proprietary products; the potential benefits of Essential Innovations' products; initiatives undertaken by the Essential Innovations' divisions; the Company's research, manufacturing and facilities expansion programs; and the Company's growth, revenue, or projected earnings; all such statements which may or may not occur in the future. These forward-looking statements are made as of the date of this news release, and Essential Innovations Technology Corp. assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that the plans, expectations and intentions contained in this press release are reasonable, there can be no absolute assurance that such belief, plans, expectations or intentions will prove to be completely accurate.
Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our periodic reports filed from time to time with the Securities and Exchange Commission.